Line of Credit	12 Months Ended
Dec. 31, 2021
Debt Disclosure [Abstract]
Line of Credit
Note 9 Line of Credit
In November 2017, the Company entered into a line of credit agreement with UBS (the “UBS Agreement”). Issuance costs related to this transaction were not significant. There is no stated maturity date, there are no financial covenants and the amount of line of credit is solely dependent upon the total amount of assets the Company holds with UBS at any given point. During 2021, the Company repaid $3.9 million and the UBS Agreement was terminated in March 2021. As of December 31, 2020, the Company had an outstanding balance of $3.9 million, which included $0.01 million of accrued interest. The interest incurred related to this borrowing is included in Interest expense within the consolidated statement of operations.